Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events [Text Block]

16. Subsequent Events

On February 14, 2022, the Company agreed to issue unsecured convertible debentures to Glencore in four tranches during 2022 with a total principal amount of up to $40.0 million, the amount of each tranche to be determined jointly by the Company and Glencore. The debentures are due on the earlier of March 31, 2023 or upon $100 million of Project financing. Interest will accrue at 4% per annum on the balance drawn and the principal amount of the debentures is convertible into common shares of the Company at a conversion price equal to $2.57. The Company also agreed to pay a facilitation fee of 5% for each convertible debenture. The first tranche in the amount of $26.0 million was issued on February 14, 2022 with $17.8 million used to repay the promissory note and related accrued interest due February 28, 2022 (see Note 9).